Exhibit 10(ii)
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                            TERMINATION AGREEMENT
                                   BETWEEN
              URECOATS ROOFING CORPORATION AND TIMOTHY M. KARDOK


     THIS AGREEMENT, entered and made effective as of March 19, 2001, is between URECOATS ROOFING CORPORATION, a Delaware corporation with offices at 4100 North Powerline Road, Suite F-1, Pompano Beach, Florida 33073 ("Company") and TIMOTHY
M. KARDOK, an individual with an address at 6057 N.W. 77th Drive, Parkland, Florida 33067 ("Employee") (hereinafter collectively referred to as the "Parties").

                              W I T N E S S E T H:

     WHEREAS, the Parties entered into that certain Employment Agreement dated March 1, 2001.

     WHEREAS, the Parties are desirous of terminating said Employment Agreement to permit Employee to enter into a new employment agreement making him President and Chief Operating Officer of Urecoats Industries Inc., the parent company of Urecoats Roofing Corporation.

     NOW, THEREFORE, the Parties hereto hereby agree that the Employment Agreement made and entered on the 1st day of March, 2001, between Urecoats Roofing Corporation and Timothy M. Kardok, is hereby terminated in order to permit Employee to become President and Chief Operating Officer of Urecoats Industries Inc., the parent corporation of Urecoats Roofing Corporation.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement this 15th day of May, 2001.

URECOATS ROOFING CORPORATION                  Donna P. Degnen
                                           ----------------------
                                                   Witness

By: /s/ Richard Kurtz                        Robert W. Petersen
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    Richard J. Kurtz                               Witness
    Chairman of the Board


By: /s/ Timothy Kardok                         John G. Barbar
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    Timothy M. Kardok                              Witness

                                            Beverly S. Williams
                                           ----------------------
                                                   Witness